UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2020

New York City REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55393	46-4380248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor

New York, New York 10019

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code:(212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

Listing

On July 29, 2020, New York City REIT, Inc. (the “Company”), announced that its board of directors (the “Board”) has unanimously approved a plan to list the Company’s common stock on the New York Stock Exchange (the “NYSE”) under the symbol “NYC.” The Company anticipates the first date that the shares to be listed will be eligible to trade on the NYSE, when trading is anticipated to commence, will be on or about August 18, 2020, although this date is subject to change and depends on, among other things, the ongoing listing approval process with the NYSE.

The Company also announced that the Company has engaged SunTrust Robinson Humphrey, Inc. to serve as a financial advisor to the Company and the Board in connection with the potential listing.

The Company, a “pure-play” real estate investment trust focused on New York City office real estate, has a portfolio featuring a balance of top 10 tenants that are 68% investment grade rated based on annualized straight-line rent as of March 31, 2020 and ratings information as of July 10, 2020 (33% actual investment grade rated and 35% implied investment grade).1

In making its decision to list the Company’s shares, the Board considered various factors that may result from the listing, including but not limited to providing liquidity for existing stockholders, allowing new stockholders to participate in the Company’s growth, potential capital opportunities at lower costs, and potential external growth through continued acquisitions and robust leasing activity. Accordingly, and to create liquidity for existing stockholders, the Board approved a sequence of corporate actions that will be effected prior to the commencement of trading that will result in 25% of the shares of common stock being listed at that time, 25% of the shares being listed within 120 days thereafter, 25% of the shares being listed within 240 days thereafter, and 25% of the shares being listed within 360 days thereafter. As a result, all of the shares of common stock will be fully listed within 360 days of the commencement of trading. As part of this sequence of corporate actions, the Board has also approved a 2.43-1 reverse stock split that would cause the total number of shares of the Company’s common stock to decrease 2.43 times as compared to the total number of shares of the Company’s common stock outstanding on the date hereof. Giving effect to this reverse stock split (but not the redemption of any fractional shares in connection therewith) as if it had occurred as of June 30, 2020, when the Company had 30,999,334 shares outstanding, 12,756,927 shares would be outstanding, 25% of which would be listed at the commencement of trading.

The Company does not intend to initiate this sequence of actions (none of which require approval of the Company’s stockholders) until early August 2020. The Company will provide stockholders with further information regarding the listing over the next few weeks. There can be no assurance as to the price at which the Company’s common stock will trade once trading commences. The trading price of the Company’s common stock will be impacted by a number of factors, many of which are outside the Company’s control, and may fluctuate significantly.

Distribution Policy Changes

In connection with the listing, the Board intends to reinstate distributions to its stockholders based on an amount per annum, post the 2.43-1 reverse stock split, equal to $0.40 per share of the Company’s common stock. The reinstated distributions would be payable as dividends in arrears on a quarterly basis to holders of record on a single quarterly record date, with the first dividend payable in October 2020 in a partial quarterly amount covering the period from the date on which shares commence trading on the NYSE through September 30, 2020.

The actual amount and timing of any dividend the Company ultimately pays cannot be assured and remain subject to Board authorization and a number of other factors.

____________________

1 As used herein, investment grade includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade. Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether or not the parent has guaranteed the tenant’s obligation under the lease) or by using a proprietary Moody’s analytical tool, which generates an implied rating by measuring a company’s probability of default.

Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. Forward-looking statements may include, but are not limited to, statements regarding stockholder liquidity and investment value and returns. The words “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the potential adverse effects of the ongoing global coronavirus pandemic, including actions taken to contain or treat the coronavirus, on the Company, the Company’s tenants and the global economy and financial markets and that the information provided by the Company about second quarter 2020 rent collections may not be indicative of any future period, as well as those set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed on March 19, 2020, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed on May 14, 2020 and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Further, forward looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New York City REIT, Inc.

Date: July 29, 2020	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer, President, and Secretary